                         FREE WRITING PROSPECTUS FOR
                         FIRST FRANKLIN MORTGAGE LOAN TRUST,
[MERRILL LYNCH LOGO]     SERIES 2005-FF12
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                         $[1,874,757,000] (APPROXIMATE)
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-FF12

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         FIRST FRANKLIN FINANCIAL CORP.
                                   ORIGINATOR

                        NATIONAL CITY HOME LOAN SERVICES
                                    SERVICER

                                      [TBD]
                                MASTER SERVICER

                                      [TBD]
                                     TRUSTEE

                               DECEMBER 12, 2005

--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         FIRST FRANKLIN MORTGAGE LOAN TRUST,
[MERRILL LYNCH LOGO]     SERIES 2005-FF12
--------------------------------------------------------------------------------

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.


        TOTAL
                                 AGGREGATE                              WEIGHTED   AVERAGE     WEIGHTED  WEIGHTED
                   NUMBER OF     PRINCIPAL       PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE    AVERAGE  PERCENT
SILENT             MORTGAGE       BALANCE         MORTGAGE   AVERAGE     CREDIT    BALANCE     ORIGINAL  ORIGINAL    FULL   PERCENT
SECONDS             LOANS       OUTSTANDING        POOL      COUPON      SCORE    OUTSTANDING    LTV       CLTV      DOC      IO
-------            ---------  -----------------  ----------  --------   --------  -----------  --------  --------  -------  -------
Has Silent Second   5,331     $1,211,278,430.42    61.64%    6.607%       667     $227,214      79.88%     99.07%   66.56%  78.49%
No Silent Second    3,863       $753,879,196.38    38.36%    7.209%       638     $195,154      80.53%     80.54%   56.25%  45.02%
                    -----     -----------------   -------    ------       ---     --------      ------     ------   ------  -------
TOTAL:              9,194     $1,965,157,626.80   100.00%    6.838%       656     $213,743      80.13%     91.96%   62.60%  65.65%
                    =====     =================   =======    ======       ===     ========      ======     ======   ======  ======


       GROUP 1
                                  AGGREGATE                             WEIGHTED     AVERAGE    WEIGHTED  WEIGHTED
                    NUMBER OF     PRINCIPAL      PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE    AVERAGE  PERCENT
SILENT              MORTGAGE      BALANCE         MORTGAGE    AVERAGE    CREDIT      BALANCE    ORIGINAL  ORIGINAL   FULL    PERCENT
SECONDS              LOANS       OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING    LTV       CLTV     DOC        IO
-----------------  -----------  ---------------   ---------  --------   ---------  -----------  --------  --------  -------   ------
No Silent Second      3,214     $494,085,920.26     58.04%    7.298%      630       $153,729     80.11%     80.13%  59.00%    36.20%
Has Silent Second     2,646     $357,155,838.85     41.96%    6.760%      652       $134,980     79.97%     99.48%  81.02%    63.69%
                      -----     ---------------    -------    ------      ---       --------     ------     ------  ------    ------
TOTAL:                5,860     $851,241,759.11    100.00%    7.072%      639       $145,263     80.06%     88.25%  68.24%    47.73%
                      =====     ===============    =======    ======      ===       ========     ======     ======  ======    ======


       GROUP 2
                                  AGGREGATE                            WEIGHTED    AVERAGE   WEIGHTED   WEIGHTED
                   NUMBER OF      PRINCIPAL       PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL   AVERAGE   AVERAGE    PERCENT
SILENT             MORTGAGE        BALANCE         MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  ORIGINAL     FULL    PERCENT
SECONDS              LOANS       OUTSTANDING        POOL      COUPON    SCORE    OUTSTANDING    LTV       CLTV       DOC       IO
-----------------  ---------  -----------------  ----------  --------  --------  -----------  --------  ---------  --------  -------
Has Silent Second   2,685       $854,122,591.57     76.68%    6.544%     674     $318,109     79.84%     98.90%    60.51%    84.68%
No Silent Second      649       $259,793,276.12     23.32%    7.038%     652     $400,298     81.31%     81.31%    51.00%    61.80%
                    -----     -----------------    -------    ------     ---     --------     ------     ------    ------    ------
TOTAL:              3,334     $1,113,915,867.69    100.00%    6.659%     669     $334,108     80.19%     94.80%    58.29%    79.34%
                    =====     =================    =======    ======     ===     ========     ======     ======    ======    ======